ING SERIES FUND, INC.

ING Alternative Beta Fund

(“Fund”)

Supplement dated October 15, 2012

to the Fund’s Class A, Class B, Class C, Class I, and Class W Prospectus and

Statement of Additional Information each

dated February 29, 2012

On October 5, 2012, the Fund’s Board of Directors approved a proposal to liquidate the Fund on or about December 7, 2012. The Fund was closed to new investment effective October 12, 2012. Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from October 12, 2012 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.